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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

EDGAR EXPRESS, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-55882	26-0510649
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)
333 Avenue of the Americas, Suite 2000 Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

______________________________________________________________________________________________________________________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 25, 2018, Edgar Express, Inc. (the “Company”) issued (a) Class A warrants to purchase 1,250,000 shares of common stock of the Company, par value $0.001 (the “Common Stock”) (the “Original Class A Warrants”) and (b) Class B warrants to purchase 1,250,000 shares of Common Stock (the “Original Class B Warrants”, and together with the Original Class A Warrants, the “Original Warrants”), to each of Blumenthal Family Investment Joint Venture, L.P., Jeffrey C. Piermont, The Peter A. Cohen Revocable Trust, and Windber National LLC (the “Buyers”). On December 28, 2018, the Company and the Buyers agreed to amend and restate the Original Warrants to, among other things, (a) change the classification of each Original Class A Warrant to now be referred to as a Class W-1 Warrant (the “Class W-1 Warrants”) and each Original Class B Warrant to now be referred to as a Class W-2 Warrant (the “Class W-2 Warrants”, and together with the Class W-1 Warrants, the “Amended and Restated Warrants”), (b) clarify language contained in the Amended and Restated Warrants in order to maintain equity treatment of the Amended and Restated Warrants and thus avoid the burden of derivative liability accounting, (c) reduce the number of shares underlying each Class W-1 Warrant and Class W-2 Warrant to (i) 225,000 shares of Common Stock for Blumenthal Family Investment Joint Venture, L.P. and (ii) 450,000 shares of Common Stock for each of Jeffrey C. Piermont, The Peter A. Cohen Revocable Trust, and Windber National LLC, and (d) increase the exercise price of each Class W-1 Warrant to $12.50 and each Class W-2 Warrant to $15.00.

The foregoing summaries of the Class W-1 Warrants and Class W-2 Warrants are not complete and are subject to and qualified in their entirety by reference to the forms of Class W-1 Warrants and Class W-2 Warrants, respectively, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1 Form of Class W-1 Warrant.

10.2 Form of Class W-2 Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR EXPRESS, INC.

Date: December 31, 2018	By: /s/ Daniel E. Schmerin
Name: Daniel E. Schmerin
Title: Chief Executive Officer